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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-9477


                          ING Variable Insurance Trust
               (Exact name of registrant as specified in charter)


           7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258
               (Address of principal executive offices) (Zip code)

                         The Corporation Trust Company,
                               1209 Orange Street,
                              Wilmington, DE 19801
                     (Name and address of agent for service)

Registrant's telephone number, including area code: 1-800-992-0180

Date of fiscal year end: December 31

Date of reporting period: December 31, 2002

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

ANNUAL REPORT

December 31, 2002

                                                                ING VP WORLDWIDE
                                                                GROWTH PORTFOLIO







                                     [PHOTO]










                                                                     [LION LOGO]
                                                                      ING FUNDS

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

            President's Letter ..........................     1
            Portfolio Managers' Report ..................     2
            Index Descriptions ..........................     4
            Independent Auditors' Report ................     5
            Statement of Assets and Liabilities .........     6
            Statement of Operations .....................     7
            Statements of Changes in Net Assets .........     8
            Financial Highlights ........................     9
            Notes to Financial Statements ...............    10
            Portfolio of Investments ....................    15
            Tax Information .............................    18
            Trustee and Officer Information .............    19

                               PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present the December 31, 2002 Annual Report for the ING VP Worldwide Growth Portfolio.

The year ended December 31, 2002 proved to be a difficult year as a weak economy and continued accounting scandals in the corporate sector took their toll on the U.S. equity markets. While stocks in developed markets generally declined during the year, returns were mixed for emerging markets.

Amid the difficulties of the past year, we were successful in integrating the operations of various mutual fund groups that have been acquired by ING Groep N.V. over the past two years. The ING Funds family now offers more than 100 open- and closed-end funds and variable products with a wide range of investment objectives and styles.

At ING Funds, we are dedicated to providing core investments for serious investors. Our goal is to understand and anticipate your needs and objectives, and manage our products accordingly. We greatly appreciate your continued investment in the ING Funds.

Sincerely,

/s/ James M. Hennessy

James M. Hennessy
President
ING Funds Services, LLC
January 15, 2003

ING VP WORLDWIDE
GROWTH PORTFOLIO                                      Portfolio Managers' Report
--------------------------------------------------------------------------------

PORTFOLIO MANAGEMENT TEAM: Mary Lisanti, Executive Vice President and Chief Investment Officer; Jeffrey Bernstein, Senior Vice President and Portfolio Manager; Richard Saler, Senior Vice President and Senior Portfolio Manager; Philip Schwartz, Senior Vice President and Senior Portfolio Manager, ING Investments, LLC.

GOAL: The ING VP Worldwide Growth Portfolio (the "Portfolio") seeks long-term capital appreciation.

MARKET OVERVIEW:

DOMESTIC: The U.S. stock market finished its third consecutive down year on December 31, 2002 as financial markets continued to exhibit substantial volatility. While the economy resumed a growth trajectory during the first quarter of the year, the rate of growth was less than many had hoped, and corporate profit growth remained elusive. However, this year saw a further complication to the market picture, as a rash of corporate and accounting scandals rattled investor confidence, and the world's geopolitical tensions took a turn for the worse on a number of fronts. The Federal Reserve moved to alleviate the situation by continuing its accommodative stance, sending short-term interest rates to their lowest levels in over forty years.

Technology stocks were once again the worst performers, although significant declines also occurred in the telecommunications, utility, and industrial sectors. There were no sectors in the S&P 500 Index that even turned in a positive performance in 2002. Small and mid capitalization stocks outperformed large cap equities, and value benchmarks declined less than growth indices. All of the major equity benchmarks declined to levels last seen in 1998. However, the equity markets did begin to show signs of life at the end of 2002, turning in strong performance in the fourth quarter.

INTERNATIONAL: 2002 was a year in which an expected global recovery failed to take hold and the only meaningful source of demand benefiting international companies was the U.S. consumer. Ultimately confidence was depressed by corporate scandals and the threat of war. After an August rally fizzled, major markets fell to multi-year lows at the beginning of October, before rebounding in the last quarter. For the year, based on the relevant MSCI indices expressed in U.S. dollars, European markets (excluding the U.K.) fell 20.3%, the U.K. market fell 15.2%, Japan fell 10.3% and emerging markets fell an average of 6.2%. Practically all of the losses were incurred in the second half. The U.S. dollar fell nearly 12% on average against foreign currencies, (using stock market capitalization as weights).

PERFORMANCE: For the year ended December 31, 2002, the Portfolio returned -24.92% compared to a -19.54% for the MSCI World index.

PORTFOLIO SPECIFICS:

DOMESTIC: The Fund is managed in a growth style: the portfolio management team seeks companies with above average earnings growth potential relative to companies in its benchmark. These stocks can often be more expensive on a price/earnings basis than the average stock, but look attractive relative to their growth rates. Historically, this strategy has rewarded investors over the long term; the "bet" the investor is making is that growth companies will be able to deliver on the earnings promise and therefore justify the existing price/earnings ("P/E") or perhaps even see an expansion of the P/E multiple over time. This strategy is to some extent dependent on a stable to growing economy; it has its greatest difficulty in periods of global recession, when companies have difficulty meeting earnings estimates and multiples collapse. This describes the period we have just been through in the market.

The Fund's underperformance can primarily be attributed to the exposure to more cyclically sensitive technology stocks, such as semiconductors. These stocks underperformed as the economic recovery was pushed further out into the future. However, the Fund did benefit from good stock selection in the healthcare sector, as stocks such as Boston Scientific, Stryker, and Forest Labs all outperformed substantially. During the year, we cut back on our exposure to consumer related and technology stocks, which began the year as the sectors with the biggest exposure in the portfolio. In their place, we increased our holdings in healthcare and telecommunications.

INTERNATIONAL: For the year 2002 as a whole, the international portion of the Portfolio is estimated to have returned approximately -15.2% compared to the MSCI EAFE Index, which returned -15.94%. Relative performance was somewhat better in the first half of the year than the second, although the main drivers were similar. Since the semi-annual report, the Portfolio has gained in asset allocation from its cash holdings and by being underweight Technology as the managers were skeptical about the pace of global recovery in capital spending. Stock selection gains were made for the half-year among Industrial stocks and Materials. However this was offset by stock selection losses in the Consumer Discretionary sector.

Since mid year, the stock that contributed most to performance was U.K. mobile telecommunications giant Vodaphone, which rose 34%. The stock that contributed least was German insurer Allianz, which fell 53%.

Sector weightings have not changed dramatically in that time and were driven by changes in relative value, often at the stock level. The under-weighting in Technology, was reduced by the end of the year as prices became more reasonable. On the other hand the under-weighting in Financials was increased and an over-weight in Consumer Discretionary stocks was reduced to neutral as the continued failure of the world's economies to gain traction dampened their prospects. During the six months we went over-weight in Consumer Staples but then reduced it back to neutral by year end, as stocks in this sector seemed to offer less and less value.

Changes in regional weights during this time were small and again driven by the sector and stock decisions of the type referred to above. By year-end cash was higher by a few percentage points largely at the expense of developed Europe ex the U.K.

MARKET OUTLOOK:

DOMESTIC: As in 1990-1991, economic recovery appears fragile; corporate profit growth is anemic, and the stock market is beset over concerns about credit risk, balance sheets, consumer spending, and corporate capital spending. Although the Federal Reserve continues to pump liquidity into the market, we expect it will take some time for this stimulus to work its way through the economy.

Nevertheless, we do believe that corporate profits have bottomed and will likely improve in 2003. We are

                                                                ING VP WORLDWIDE
Portfolio Managers' Report                                      GROWTH PORTFOLIO
--------------------------------------------------------------------------------

significantly overweight in the technology and healthcare sectors, which we expect may be poised for faster than average growth. Also, we have increased our exposure to the energy sector, as ongoing disruptions to supply are likely to keep prices higher for longer. Consistent with our long-term view, we are focused on companies (i) that have strong new product cycles and can generate earnings growth regardless of the economy, (ii) that have restructured their businesses to improve profitability, and (iii) whose managements are focused on improving shareholder value.

INTERNATIONAL: Welcome as the rally in the last quarter of 2002 was, half of the gains were given back in December as the old nagging economic fears resurfaced: that the one and only material source of demand in the world to keep business activity going was U.S. consumers and they were starting to tire. There is still no sign of a rebound in capital spending after the excesses of the late 1990s. Add to this geopolitical foreboding, as armed conflict in the Middle East edged ever closer and a new crisis gathered over the Korean Peninsula.

Investment strategy in our broadly based international Portfolios therefore assumes a continued state of weak global demand. An underweight in Financials, principally banks, by about 4% and in Utilities by about 5%, are our biggest sector bets. Regionally we are underweight in developed markets against the MSCI EAFE benchmark but we hold between 4% and 5% in emerging markets plus a few names in Canada. It must be stressed however, that these sector and regional weighting decisions arise primarily at the stock level. Cash remains relatively high because of the need to be deliberate before investing in these markets, where there are no safe havens.

                                          4/28/00   12/31/00  12/31/01  12/31/02
                                          -------   --------  --------  --------
ING VP Worldwide Growth Portfolio         $10,000   $ 9,937   $ 7,202   $ 5,407
MSCI World Index                          $10,000   $ 8,907   $ 7,489   $ 6,000

                                                          Average Annual
                                                  Total Returns for the Periods
                                                      Ended December 31, 2002
                                                   ----------------------------
                                                                Since Inception
                                                   1 Year          04/28/00
                                                   ------          --------
     ING VP Worldwide Growth Portfolio             -24.92%          -20.50%
     MSCI World Index                              -19.54%          -17.23%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING VP Worldwide Growth Portfolio against the MSCI World Index. The Index has an inherent performance advantage over the Portfolio since it has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

Performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

Total returns reflect the fact that the Investment Manager and Distributor have voluntarily agreed to waive a portion of their management and distribution fees and to pay other operating expenses otherwise payable by the Portfolio. Total returns would have been lower had there been no deferral waiver or reimbursement to the Portfolio.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE PORTFOLIO WILL FLUCTUATE. SHARES, WHEN SOLD, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

THIS REPORT CONTAINS STATEMENTS THAT MAY BE "FORWARD-LOOKING" STATEMENTS. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE PROJECTED IN THE "FORWARD-LOOKING" STATEMENTS.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE DAILY.

(1)  SINCE INCEPTION PERFORMANCE FOR INDEX IS SHOWN FROM 5/1/00.

PRINCIPAL RISK FACTOR(S): Exposure to financial and market risks that accompany investments in equities. International investing does pose special risks, including fluctuation and political risks not found in investments that are solely domestic.

                 See accompanying index descriptions on page 4.

                               INDEX DESCRIPTIONS
--------------------------------------------------------------------------------

The S&P 500 INDEX is a capitalization-weighted index of 500 stocks chosen for market size, liquidity and industry group representation.

The MSCI WORLD INDEX is an average-weighted index by market value and measures the performance of approximately 1,450 securities representing 20 countries.

The MSCI EAFE INDEX consists of more than 1,000 securities taken from the largest market capitalization companies based in Europe, Australia and Asia (Australasia), and the Far East.

                           All indices are unmanaged.
                An investor cannot invest directly in an index.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

The Shareholders and Board of Trustees
 ING Variable Insurance Trust:

We have audited the accompanying statement of assets and liabilities of ING VP Worldwide Growth Portfolio (formerly, Pilgrim VIT Worldwide Growth Fund) (the "Portfolio"), a series of ING Variable Insurance Trust, including the portfolio of investments, as of December 31, 2002, and the related statement of operations for the year then ended, statements of changes in net assets and financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period of April 28, 2000 (commencement of operations) to December 31, 2000 were audited by other auditors whose report thereon dated February 7, 2001 expressed an unqualified opinion.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002 by correspondence with the custodian and broker, and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above, except those identified as having been audited by other auditors, present fairly, in all material respects the financial position of ING VP Worldwide Growth Portfolio, as of December 31, 2002, the results of its operations for the year ended, changes in its net assets and financial highlights for the years or periods in the two-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

                                        /s/ KPMG LLP

Boston, Massachusetts
February 7, 2003

           STATEMENT OF ASSETS AND LIABILITIES as of December 31, 2002
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value*                               $ 25,712,977
Cash                                                                  1,796,434
Receivables:
   Investment securities sold                                           378,871
   Fund shares sold                                                     132,053
   Dividends and interest                                                32,750
Other assets (Note 2)                                                   290,415
Prepaid expenses                                                          1,021
Reimbursement due from investment manager                                52,057
                                                                   ------------
    Total assets                                                     28,396,578
                                                                   ------------
LIABILITIES:
Payable for investment securities purchased                             246,593
Payable for securities loaned                                           290,415
Payable to affiliates                                                    29,491
Other accrued expenses and liabilities                                   85,398
                                                                   ------------
    Total liabilities                                                   651,897
                                                                   ------------
NET ASSETS (equivalent to 5.39 per share on
  5,143,090 shares outstanding)                                    $ 27,744,681
                                                                   ============
NET ASSETS WERE COMPRISED OF:
Paid-in capital - shares of beneficial interest at
  $0.001 par value (unlimited shares authorized)                   $ 40,185,567
Accumulated net realized loss on investments and
  foreign currencies                                                (11,629,712)
Net unrealized depreciation of investments and
  foreign currencies                                                   (811,174)
                                                                   ------------
NET ASSETS                                                         $ 27,744,681
                                                                   ============
* Cost of securities                                               $ 26,526,648

                 See Accompanying Notes to Financial Statements

          STATEMENT OF OPERATIONS for the Year Ended December 31, 2002
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Dividends (net of foreign taxes)*                                   $   302,952
Interest                                                                 45,738
Securities lending income                                                 1,377
                                                                    -----------
   Total investment income                                              350,067
                                                                    -----------
EXPENSES:
Investment management fees                                              286,125
Distribution fees                                                        71,531
Custodian and fund accounting expense                                    75,467
Transfer agent fees                                                      40,891
Trustee expense                                                           8,001
Shareholder reporting expense                                            41,711
Registration fees                                                         1,683
Professional fees                                                        63,559
Miscellaneous expense                                                     2,645
                                                                    -----------
   Total expenses                                                       591,613
Less: Net waived and reimbursed fees                                    239,207
                                                                    -----------
   Net expenses                                                         352,406
                                                                    -----------
Net investment loss                                                      (2,339)
                                                                    -----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS AND
 FOREIGN CURRENCIES
Net realized loss on investments                                     (7,525,501)
Net realized loss on foreign currencies                                 (11,859)
Net change in unrealized depreciation of
  investments and foreign currencies                                 (1,137,335)
                                                                    -----------
   Net realized and unrealized loss on
     investments and foreign currencies                              (8,674,695)
                                                                    -----------
DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $(8,677,034)
                                                                    ===========
* Foreign taxes                                                     $    32,284

                 See Accompanying Notes to Financial Statements

                       STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                   YEAR            YEAR
                                                                   ENDED           ENDED
                                                               DECEMBER 31,    DECEMBER 31,
                                                                   2002            2001
                                                               ------------    ------------
FROM OPERATIONS:
Net investment loss                                            $     (2,339)   $    (24,390)
Net realized loss on investments and foreign currencies          (7,537,360)     (4,254,153)
Net change in unrealized appreciation (depreciation) of
 investments and foreign currencies                              (1,137,335)      1,370,731
                                                               ------------    ------------
Net decrease in net assets resulting from operations             (8,677,034)     (2,907,812)
                                                               ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                (4,070)             --
                                                               ------------    ------------
Net decrease in net assets resulting from distributions
 to shareholders                                                     (4,070)             --
                                                               ------------    ------------
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares                                 24,331,455      25,064,397
Shares resulting from dividend reinvestments                          4,070              --
Cost of shares redeemed                                         (11,893,232)     (8,429,800)
                                                               ------------    ------------
Net increase in net assets resulting from
 capital share transactions                                      12,442,293      16,634,597
                                                               ------------    ------------
Net increase in net assets                                        3,761,189      13,726,785
NET ASSETS:
Beginning of year                                                23,983,492      10,256,707
                                                               ------------    ------------
End of year                                                    $ 27,744,681    $ 23,983,492
                                                               ============    ============
Undistributed net investment income at end of year             $         --    $         --
                                                               ============    ============

                 See Accompanying Notes to Financial Statements

ING VP WORLDWIDE GROWTH PORTFOLIO                           FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of beneficial interest outstanding throughout each period.

                                                                  YEAR              YEAR      APRIL 28, 2000(1)
                                                                  ENDED             ENDED           TO
                                                                DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                                   2002            2001            2000
                                                                  ------          ------          ------
Per Share Operating Performance:
 Net asset value, beginning of period                   $           7.18            8.81           10.00
 Income from investment operations:
 Net investment income (loss)                           $           0.00(5)        (0.01)           0.00(5)
 Net realized and unrealized loss on investments
 and foreign currencies                                 $          (1.79)          (1.62)          (1.16)
 Total from investment operations                       $          (1.79)          (1.63)          (1.16)
 Less distributions from:
 Net investment income                                  $           0.00(5)           --              --
 Net realized gains on investments                      $             --              --            0.02
 In excess of net realized gains on investments         $             --              --            0.01
 Total distributions                                    $           0.00(5)           --            0.03
 Net asset value, end of period                         $           5.39            7.18            8.81
 TOTAL RETURN(2)                                        %         (24.92)         (18.50)         (11.62)

RATIOS AND SUPPLEMENTAL DATA:                           $
 Net assets, end of period (000's)                                27,745          23,983          10,257
 Ratios to average net assets:                          %
 Net expenses after expense reimbursement(3)(4)         %           1.23            1.23            1.23
 Gross expenses prior to expense reimbursement(3)                   2.07            2.97            2.97
 Net investment income (loss) after expense             %
 reimbursement(3)(4)                                    %          (0.01)          (0.15)          (0.11)
 Portfolio turnover rate                                            279             252              11

----------
(1)  Commencement of operations.
(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less than one year is not annualized.
(3)  Annualized for the periods less than one year.
(4) The Investment Manager has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investment, LLC within three years.
(5)  Per share amount is less than $0.01.

                 See Accompanying Notes to Financial Statements

              NOTES TO FINANCIAL STATEMENTS as of December 31, 2002
--------------------------------------------------------------------------------

NOTE 1 -- ORGANIZATION

Organization. ING VP Worldwide Growth Portfolio is a separately managed portfolio (the "Portfolio") of the ING Variable Insurance Trust ("the "Trust"). The Trust was organized as a Delaware business trust on July 15, 1999 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Portfolio commenced operations on April 28, 2000. Shares of the Trust are offered to separate accounts as an investment medium for variable contracts issued by life insurance companies.

Effective March 1, 2002, ING Pilgrim Investments, LLC, ING Pilgrim Securities, Inc. and ING Pilgrim Group, LLC changed their names to ING Investments, LLC, ING Funds Distributor, Inc. and ING Funds Services, LLC, respectively. Effective October 1, 2002, ING Funds Distributor, Inc. changed its name to ING Funds Distributor, LLC.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolio in the preparation of its financial statements, and such policies are in conformity with accounting principles generally accepted in the United States of America for investment companies.

A. SECURITY VALUATION. Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the closing bid price is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued on the basis of prices provided by an independent pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity at the date of acquisition, which constitutes fair value as determined by the Board of Trustees.

B. SECURITY TRANSACTIONS AND INVESTMENT INCOME. Security transactions are recorded on the trade date. Realized gains or losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Premium amortization and discount accretion are determined using the effective yield method. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS TO SHAREHOLDERS. Dividends from net investment income and net realized gains, if any are declared and paid annually by the Portfolio. The Portfolio may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America.

D. FOREIGN CURRENCY TRANSLATION. The books and records of the Portfolio are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

     (1) Market value of investment securities, other assets and liabilities -- at the exchange rates prevailing at the end of the day.

     (2) Purchases and sales of investment securities, income and expenses -- at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolio does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with

--------------------------------------------------------------------------------

the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the statement of assets and liabilities for the estimated tax withholding based on the securities current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government Securities. These risks include, but are not limited, to re-evaluation of currencies and future adverse political and economic developments which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government Securities.

E. FORWARD FOREIGN CURRENCY CONTRACTS. The Portfolio may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a currency forward contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and the Portfolio's net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the statement of assets and liabilities. Realized and unrealized gains and losses are included in the statement of operations. These instruments involve market and/or credit risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. At December 31, 2002, the Portfolio did not have any open forward foreign currency contracts.

F. REPURCHASE AGREEMENT. The Portfolio's custodian takes possession of collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

G. FEDERAL INCOME TAXES. It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to "regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income and net realized capital gains, the Portfolio intends not to be subject to any federal excise tax.

H. USE OF ESTIMATES. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

I. SECURITIES LENDING. Under an agreement with Brown Brothers Harriman ("BBH"), the Portfolio can lend its securities to approved brokers, dealers and other financial institutions. It has the option to temporarily loan up to 33 1/3% of its

--------------------------------------------------------------------------------

     total assets in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash, letters of credit or U.S. Government securities. Loans are collateralized by cash, U.S. Government securities or irrevocable performance letters of credit issued by banks approved by the Portfolio. The collateral must be in an amount equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The cash collateral received is reflected on the Statement of Assets and Liabilities as Other Assets. The cash collateral received as of December 31, 2002 is $290,415. The cash collateral received is invested in the Securities Lending Investment Fund ("SLIF") which is a series of the Brown Brothers Investment Trust ("BBIT"). The BBIT is a Delaware business trust whose units are not offered for sale to the public, and whose purchasers are qualified purchasers such as registered investment companies ("RICs") in accordance with the provisions of Section 3(C) of the Investment Company Act of 1940. The standard investment guidelines are modeled after SEC Rule 2a-7. A portion of the income generated by the investment of the collateral, net of any rebates paid by BBH to borrowers, is remitted to BBH as lending agent and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. At December 31, 2002, the Portfolio had securities on loan with a total market value of $278,138.

NOTE 3 -- INVESTMENT MANAGER AND DISTRIBUTOR

ING Investments, LLC ("Investment Manager"), a wholly-owned subsidiary of ING Groep N.V. is the Investment Manager of the Portfolio. The Trust pays the Investment Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of 1.00% of the average daily net assets of the Portfolio.

The Investment Manager has entered into an expense limitation contract with the Portfolio, under which it will limit expenses of the Portfolio to the extent of 1.23% of the value of the Portfolio's average daily net assets, excluding interest, taxes, brokerage and extraordinary expenses. Fee waivers and/or reimbursements by the Investment Manager may vary in order to achieve such contractually obligated expense limit.

Under the expense limitation agreement, the Portfolio will at a later date reimburse the Manager for expenses waived during the previous 36 months, but only if, after such reimbursement, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Manager of such waived and reimbursed fees are reflected on the accompanying Statement of Operations. As of December 31, 2002, the cumulative amount of reimbursed fees that is subject to possible recoupment by the Manager is $428,380.

The Trust, on behalf of the Portfolio, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. The Portfolio pays ING Funds Distributor, LLC (the "Distributor") monthly, based on an annual rate of up to 0.25% of the Portfolio's average daily net assets. The distribution fee may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the Portfolio.

NOTE 4 -- OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2002, the Portfolio had the following amounts recorded in payable to affiliates on the accompanying Statement of Assets and Liabilities:

      ACCRUED
     INVESTMENT      ACCRUED
     MANAGEMENT    DISTRIBUTION
        FEE            FEE            TOTAL
      --------       --------        --------
      $ 23,593       $  5,898        $ 29,491


The Portfolio has adopted a Retirement Policy covering all independent trustees of the Portfolio who will have served as an independent Trustee for at least five years at the time of retirement. Benefits under this plan are based on an annual rate as defined in the plan agreement, as amended May 24, 2002.

--------------------------------------------------------------------------------

NOTE 5 -- PURCHASES AND SALES OF INVESTMENT SECURITIES

The aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) for the year ended December 31, 2002, were as follows:

     Aggregate purchases                                        $85,613,401
     Aggregate sales                                            $72,603,931

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

Transactions in capital shares and dollars, were as follows:

                                                YEAR ENDED DECEMBER 31, 2002
                                             ----------------------------------
                                                SHARES                AMOUNT
                                             ------------          ------------
Shares sold                                     3,857,243          $ 24,331,455
Shares reinvested                                     744                 4,070
Shares redeemed                                (2,056,947)          (11,893,232)
                                             ------------          ------------
Net increase                                    1,801,040          $ 12,442,293
                                             ============          ============

                                                YEAR ENDED DECEMBER 31, 2001
                                             ----------------------------------
                                                SHARES                AMOUNT
                                             ------------          ------------
Shares sold                                     3,303,062          $ 25,064,397
Shares redeemed                                (1,124,917)           (8,429,800)
                                             ------------          ------------
Net increase                                    2,178,145          $ 16,634,597
                                             ============          ============

NOTE 7 -- CONCENTRATION OF INVESTMENT RISKS

FOREIGN SECURITIES. The Portfolio may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

NON-DIVERSIFIED. The Portfolio is classified as a non-diversified investment company under the Investment Company Act, which means that the Portfolio is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Portfolio's assets in the securities of a small number of issuers may cause the Portfolio's share price to fluctuate more than that of a diversified investment company.

NOTE 8 -- FEDERAL INCOME TAXES

During the year ended December 31, 2002, the foreign taxes paid or withheld were $32,284.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

Dividends paid by the Portfolio from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. The tax composition of dividends and distributions to shareholders for year ended December 31, 2002 was as follow:

      ORDINARY               LONG-TERM
       INCOME              CAPITAL GAINS
       ------              -------------
       $ 4,070                   --

The amount of distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. Key differences are the treatment of short-term capital gains, foreign currency transactions, organization costs, wash sales and other temporary differences. To the extend that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications. To the extent distributions exceed net investment income and/or net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

Accordingly, the following amounts represent current year permanent tax differences that have been reclassified as of December 31, 2002.

                                                    ACCUMULATED
                               UNDISTRIBUTED        NET REALIZED
                  PAID-IN        INVESTMENT        GAINS (LOSSES)
                  CAPITAL          INCOME          ON INVESTMENTS
                  -------          ------          --------------
                  $(18,268)       $  6,409            $  11,859

--------------------------------------------------------------------------------

Capital loss carryforwards, which may be used to offset future realized capital gains for federal income tax purposes were as follows at December 31, 2002:

         AMOUNT        EXPIRATION DATES
         ------        ----------------
       11,521,879         2009-2010

The following represents the tax-basis components of distributable earnings as of December 31, 2002.

                         UNDISTRIBUTED                          CAPITAL
      UNDISTRIBUTED        LONG-TERM        UNREALIZED           LOSS
     ORDINARY INCOME     CAPITAL GAINS     APPRECIATION      CARRYFORWARDS
     ---------------     -------------     ------------      -------------
            --                 --          $   (919,007)     $ (11,521,879)

ING VP
Worldwide Growth
Portfolio
                PORTFOLIO OF INVESTMENTS as of December 31, 2002
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
COMMON STOCK: 92.68%
                 AUSTRALIA: 0.68%
  41,000         QBE Insurance Group Ltd.                           $   188,043
                                                                    -----------
                 TOTAL AUSTRALIA                                        188,043
                                                                    -----------
                 BERMUDA: 0.57%
   9,200         Tyco Intl. Ltd.                                        157,136
                                                                    -----------
                 TOTAL BERMUDA                                          157,136
                                                                    -----------
                 CANADA: 1.85%
  21,200         Bombardier, Inc.                                        72,131
   3,700         Cameco Corp.                                            88,615
  11,343         EnCana Corp.                                           352,131
                                                                    -----------
                 TOTAL CANADA                                           512,877
                                                                    -----------
                 DENMARK: 0.83%
   4,575         Novo-Nordisk A/S                                       132,067
   4,000         TDC A/S                                                 97,118
                                                                    -----------
                 TOTAL DENMARK                                          229,185
                                                                    -----------
                 FINLAND: 2.47%
   5,800         Nokia OYJ                                               92,140
  27,900         Nokia OYJ ADR                                          432,450
   5,000         UPM-Kymmene OYJ                                        160,436
                                                                    -----------
                 TOTAL FINLAND                                          685,026
                                                                    -----------
                 FRANCE: 4.29%
   2,950         Aventis SA                                             160,237
   3,700         Carrefour SA                                           164,621
   4,810         Pechiney SA                                            168,664
   4,200         Schneider Electric SA                                  198,582
   2,700         Societe Generale                                       157,133
   1,720         Total Fina Elf SA                                      245,469
   3,050         Valeo SA                                                95,627
                                                                    -----------
                 TOTAL FRANCE                                         1,190,333
                                                                    -----------
                 GERMANY: 1.35%
   4,030         Deutsche Bank AG                                       185,515
   4,750         Deutsche Boerse AG                                     190,069
                                                                    -----------
                 TOTAL GERMANY                                          375,584
                                                                    -----------
                 IRELAND: 1.49%
  13,500         Irish Life & Permanent PLC                             145,808
  38,200   @     Ryanair Holdings PLC                                   266,376
                                                                    -----------
                 Total Ireland                                          412,184
                                                                    -----------
                 ISRAEL: 0.61%
   4,400         Teva Pharmaceutical
                 Industries ADR                                         169,884
                                                                    -----------
                 TOTAL ISRAEL                                           169,884
                                                                    -----------
                 ITALY: 1.30%
  46,000         Banca Fideuram S.p.A.                                  216,095
  60,900   A     Parmalat Finanziaria S.p.A.                            144,962
                                                                    -----------
                 TOTAL ITALY                                            361,057
                                                                    -----------
                 JAPAN: 7.93%
   1,600         Advantest Corp.                                         71,680
   1,400         Drake Beam Morin Japan, Inc.                            51,402
   4,900         FamilyMart                                              95,937
   3,100         Fanuc Ltd.                                             137,053
   6,000         Ito-Yokado Co. Ltd.                                    176,842
  10,000         Kao Corp.                                              219,368
     800         Mabuchi Motor Co. Ltd.                                  73,566
   8,000         Mitsui Fudosan Co. Ltd.                                 51,874
  10,000         Nikko Cordial Corp.                                     33,684
  17,000         Nomura Holdings, Inc.                                  190,973
      95         NTT DoCoMo, Inc.                                       175,200
   5,700         Otsuka Kagu Ltd.                                        89,760
   9,800         Sekisui House Ltd.                                      69,322
   8,800         Shimano, Inc.                                          133,389
   4,600         Sony Corp.                                             192,135
   3,100         Tokyo Electron Ltd.                                    140,185
  11,100         Toyota Motor Corp.                                     298,181
                                                                    -----------
                 TOTAL JAPAN                                          2,200,551
                                                                    -----------
                 MEXICO: 0.48%
   4,200         Telefonos de Mexico SA de C.V. ADR                     134,316
                                                                    -----------
                 TOTAL MEXICO                                           134,316
                                                                    -----------
                 NETHERLANDS: 2.95%
  20,600         Aegon NV                                               264,830
   6,812         Koninklijke Philips Electronics NV                     119,289
   3,900         Koninklijke Philips Electronics NV ADR                  68,952
   3,500         Royal Dutch Petroleum Co. ADR                          154,070
   4,805         Royal Dutch Petroleum Co.                              211,366
                                                                    -----------
                 TOTAL NETHERLANDS                                      818,507
                                                                    -----------
                 NEW ZEALAND: 0.66%
  77,700         Telecom Corp. of New Zealand Ltd.                      184,403
                                                                    -----------
                 TOTAL NEW ZEALAND                                      184,403
                                                                    -----------
                 NORWAY: 0.38%
   7,400         Norske Skogindustrier ASA                              104,533
                                                                    -----------
                 TOTAL NORWAY                                           104,533
                                                                    -----------
                 RUSSIA: 0.35%
     700         YUKOS ADR                                               97,825
                                                                    -----------
                 TOTAL RUSSIA                                            97,825
                                                                    -----------
                 SOUTH AFRICA: 0.63%
  12,600         Gold Fields Ltd. ADR                                   175,896
                                                                    -----------
                 TOTAL SOUTH AFRICA                                     175,896
                                                                    -----------
                 SWEDEN: 0.58%
   8,300         ForeningsSparbanken AB                                  98,321
   7,925         Swedish Match AB                                        62,434
                                                                    -----------
                 TOTAL SWEDEN                                           160,755
                                                                    -----------

                 See Accompanying Notes to Financial Statements

ING VP
Worldwide Growth
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------
Shares                                                                 Value
--------------------------------------------------------------------------------
                  SWITZERLAND: 5.25%
    3,600   @     Converium Holding AG                              $   174,378
      140         Givaudan                                               62,753
      290         Julius Baer Holding AG                                 62,898
    1,180         Nestle SA                                             249,956
    9,965         Novartis AG                                           363,457
    5,830         Roche Holding AG                                      406,102
    2,800         UBS AG                                                136,032
                                                                    -----------
                  TOTAL SWITZERLAND                                   1,455,576
                                                                    -----------
                  TAIWAN: 0.27%
   10,500   @     Taiwan Semiconductor
                  Manufacturing Co. Ltd.
                  ADR                                                    74,025
                                                                    -----------
                  TOTAL TAIWAN                                           74,025
                                                                    -----------
                  UNITED KINGDOM: 9.57%
    2,600   A     Amvescap PLC ADR                                       32,760
   41,400         Amvescap PLC                                          265,217
   51,400         BP PLC                                                353,272
   30,975   @     British Sky Broadcasting PLC                          318,589
   36,260         Cadbury Schweppes PLC                                 225,869
    5,100         GlaxoSmithKline PLC                                    97,851
    1,500         GlaxoSmithKline PLC ADR                                56,190
    9,000         Imperial Tobacco Group PLC                            152,832
   30,200         London Stock Exchange PLC                             153,486
  127,000   @     mmO2 PLC                                               90,456
      500   @     mmO2 PLC ADR                                            3,575
   27,000         Pearson PLC                                           249,673
   10,800         Provident Financial PLC                               103,259
    1,300         Rio Tinto PLC ADR                                     103,389
    6,825         Rio Tinto PLC                                         136,220
   10,700         United Business Media PLC                              49,946
  143,547         Vodafone Group PLC                                    261,668
                                                                    -----------
                  TOTAL UNITED KINGDOM                                2,654,252
                                                                    -----------
                  UNITED STATES: 48.19%
    1,900         3M Co.                                                234,270
    2,700   @     Affiliated Computer
                  Services, Inc.                                        142,155
    3,600         Allstate Corp.                                        133,164
   12,400         American Express Co.                                  438,340
    9,200   @     Amgen, Inc.                                           444,728
   24,200   @     AOL Time Warner, Inc.                                 317,020
    5,520         AT&T Corp.                                            144,127
   27,900   @     AT&T Wireless Services, Inc.                          157,635
    2,000         Avon Products, Inc.                                   107,740
   11,100         Baker Hughes, Inc.                                    357,309
    5,100   @     Best Buy Co., Inc.                                    123,165
   13,200   @     Boston Scientific Corp.                               561,264
   27,000   @     Cisco Systems, Inc.                                   353,700
   12,000         Citigroup, Inc.                                       422,280
    2,558   @     Comcast Corp.                                          60,292
    7,800   @     COX Communications, Inc.                              221,520
    2,300         Deere & Co.                                           105,455
   15,500   @     Dell Computer Corp.                                   414,470
    3,900   @     eBay, Inc.                                            264,498
    7,400         Electronic Data Systems Corp.                         136,382
    4,600         Eli Lilly & Co.                                       292,100
   35,700   @     EMC Corp.-Mass.                                       219,198
    5,900         FedEx Corp.                                           319,898
    2,400   @     Forest Laboratories, Inc.                             235,728
   23,500         Gap, Inc. (The)                                       364,720
    4,000         Goldman Sachs Group, Inc.                             272,400
    5,900         Halliburton Co.                                       110,389
   21,400         Hewlett-Packard Co.                                   371,504
   19,700         Intel Corp.                                           306,729
    8,000         International Business Machines Corp.                 620,000
    5,400   @     Intuit, Inc.                                          253,368
    2,300   @     Lexmark Intl., Inc.                                   139,150
   12,300         Linear Technology Corp.                               316,356
    5,800         Medtronic, Inc.                                       264,480
    5,300         Merck & Co., Inc.                                     300,033
    3,800         Merrill Lynch & Co., Inc.                             144,210
    5,400   @     Microsoft Corp.                                       279,180
    4,100         Newmont Mining Corp.                                  119,023
   22,400   @     Nextel Communications, Inc.                           258,720
    1,500         Northrop Grumman Corp.                                145,500
    7,500   @     Novellus Systems, Inc.                                210,600
   13,800   @     Oracle Corp.                                          149,040
   10,000         Pfizer, Inc.                                          305,700
    2,000         Pharmaceutical HOLDRs Trust                           148,380
    8,300   @     Qualcomm, Inc.                                        302,037
    6,200         Schlumberger Ltd.                                     260,958
    5,600   A     Semiconductor HOLDRs Trust                            124,040
    2,600   @     St. Jude Medical, Inc.                                103,272
    9,500   @     Staples, Inc.                                         173,850
    3,600         Stryker Corp.                                         241,632
    7,300         TJX Cos., Inc.                                        142,496
    2,900         Tribune Co.                                           131,834
    5,700         Verizon Communications, Inc.                          220,875
    6,100   @     WellChoice, Inc.                                      146,095
    4,400   @     Yahoo, Inc.                                            71,940
    4,000   @     Zimmer Holdings, Inc.                                 166,080
                                                                    -----------
                  TOTAL UNITED STATES                                13,371,029
                                                                    -----------
                  Total Common Stock
                    (Cost $26,526,648)                               25,712,977
                                                                    -----------
                  TOTAL INVESTMENTS IN SECURITIES
                    (COST $ 26,526,648)*               92.68%       $25,712,977
                  OTHER ASSETS AND LIABILITIES-NET      7.32%         2,031,704
                                                      ------        -----------
                  NET ASSETS                          100.00%       $27,744,681
                                                      ======        ===========

@    Non-income producing security
ADR  American Depository Receipt
A Loaned security, a portion or all of the security is on loan at December 31, 2002.
* Cost for federal income tax purposes $26,634,481. Net unrealized depreciation consists of:

     Gross Unrealized Appreciation                                  $ 1,070,714
     Gross Unrealized Depreciation                                   (1,992,218)
                                                                    -----------
     Net Unrealized Depreciation                                    $  (921,504)
                                                                    ===========

                 See Accompanying Notes to Financial Statements

ING VP
Worldwide Growth
Portfolio
          PORTFOLIO OF INVESTMENTS as of December 31, 2002 (Continued)
--------------------------------------------------------------------------------

                                                                    Percentage
Industry Group                                                     of Net Assets
--------------                                                     -------------
Aerospace/Defense                                                        0.52%
Agriculture                                                              0.78%
Airlines                                                                 0.96%
Auto Manufacturers                                                       1.07%
Auto Parts & Equipment                                                   0.34%
Banks                                                                    2.31%
Biotechnology                                                            1.60%
Chemicals                                                                0.23%
Commercial Services                                                      0.19%
Computers                                                                7.36%
Cosmetics/Personal Care                                                  1.18%
Diversified Financial Services                                           9.40%
Electronics                                                              1.70%
Equity Fund                                                              0.98%
Food                                                                     2.83%
Forest Products & Paper                                                  0.96%
Hand/Machine Tools                                                       0.72%
Healthcare-Products                                                      4.82%
Healthcare-Services                                                      0.53%
Home Builders                                                            0.25%
Home Furnishings                                                         0.69%
Insurance                                                                2.74%
Internet                                                                 1.21%
Leisure Time                                                             0.48%
Machinery-Diversified                                                    0.38%
Media                                                                    4.86%
Mining                                                                   2.85%
Miscellaneous Manufacturing                                              1.67%
Oil & Gas                                                                5.10%
Oil & Gas Services                                                       2.63%
Pharmaceuticals                                                          9.08%
Real Estate                                                              0.19%
Retail                                                                   4.21%
Semiconductors                                                           3.78%
Software                                                                 2.46%
Telecommunications                                                      10.47%
Transportation                                                           1.15%
Other Assets and Liabilities, Net                                        7.32%
                                                                       ------
Net Assets                                                             100.00%
                                                                       ======

                 See Accompanying Notes to Financial Statements

                           TAX INFORMATION (Unaudited)
--------------------------------------------------------------------------------

Dividends paid during the year ended December 31, 2002 were as follows:

               PER SHARE
     TYPE        AMOUNT
     ----        ------
     NII        $0.0008

----------
NII -- Net investment income

The above figure may differ from that cited elsewhere in this report due to differences in the calculation of income and gains for Securities and Exchange Commission (book) purposes and Internal Revenue Service (tax) purposes.

Shareholder are strongly advised to consult their own tax advisers with respect to the tax consequences of their Investments in the Portfolio. In January 2003, shareholders, excluding corporate shareholders, received an IRS 1099-DIV regarding the federal tax status of the dividends and distributions received by them in calendar 2002.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

The business and affairs of the Portfolio are managed under the direction of the Portfolio's Board of Trustees. Information pertaining to the Trustees and Officers of the Portfolio is set forth below:

                                             TERM OF                                    NUMBER OF
                                            OFFICE AND          PRINCIPAL             PORTFOLIOS IN             OTHER
                                POSITION(S) LENGTH OF         OCCUPATION(S)            FUND COMPLEX         DIRECTORSHIPS
    NAME, ADDRESS               HELD WITH     TIME             DURING THE                OVERSEEN              HELD BY
       AND AGE                     FUND      SERVED          PAST FIVE YEARS            BY TRUSTEE             TRUSTEE
       -------                     ----      ------          ---------------            ----------             -------
Independent Trustees:

Paul S. Doherty                   Trustee    October      Mr. Doherty is President          104        Mr. Doherty is a Trustee of
7337 E. Doubletree Ranch Rd.                 1999 to      and Partner, Doherty,                        the GCG Trust (February
Scottsdale, AZ 85258                         Present      Wallace, Pillsbury and                       2002 to present).
Born: 1934                                                Murphy, P.C., Attorneys
                                                          (1996 to present); a
                                                          Director of Tambrands,
                                                          Inc. (1993 to 1998); and a
                                                          Trustee of each of the
                                                          funds managed by
                                                          Northstar Investment
                                                          Management
                                                          Corporation (1993 to
                                                          1999).

J. Michael Earley                 Trustee    February     President and Chief               104        Mr. Earley is a Trustee of
7337 E. Doubletree Ranch Rd.                 2002 to      Executive Officer of                         the GCG Trust (1997 to
Scottsdale, AZ 85258 Present                              Bankers Trust Company,                       present).
Born: 1945                                                N.A. (1992 to present).

R. Barbara Gitenstein             Trustee    February     President of the College          104        Dr. Gitenstein is a Trustee
7337 E. Doubletree Ranch Rd.                 2002 to      of New Jersey (1999 to                       of the GCG Trust (1997 to
Scottsdale, AZ 85258                         Present      present); Executive Vice                     present).
Born: 1948                                                President and Provost at
                                                          Drake University (1992 to
                                                          1998).

Walter H. May                     Trustee    October      Retired. Mr. May was              104        Mr. May is a Trustee for the
7337 E. Doubletree Ranch Rd.                 1999 to      formerly Managing                            Best Prep Charity (1991 to
Scottsdale, AZ 85258                         Present      Director and Director of                     present) and the GCG Trust
Born: 1936                                                Marketing for Piper                          (February 2002 to present).
                                                          Jaffray, Inc. (an
                                                          investment
                                                          banking/underwriting
                                                          firm). Mr. May was
                                                          formerly a Trustee of
                                                          each of the funds
                                                          managed by Northstar
                                                          Investment Management
                                                          Corporation (1996 to
                                                          1999).

Jock Patton                       Trustee    August       Private Investor. Mr.             104        Mr. Patton is a Trustee of
7337 E. Doubletree Ranch Rd.                 1995 to      Patton was formerly                          the GCG Trust (February
Scottsdale, AZ 85258                         Present      Director and Chief                           2002 to present); He is also
Born: 1945                                                Executive Officer of                         Director of Hypercom, Inc.
                                                          Rainbow Multimedia                           and JDA Software Group,
                                                          Group, Inc. (January 1999                    Inc. (January 1999 to
                                                          to December 2001);                           present); National Airlines,
                                                          Director of Stuart                           Inc.; and BG Associates, Inc.
                                                          Entertainment, Inc.;
                                                          Directory of Artisoft, Inc.
                                                          (1994 to 1998); President
                                                          and co-owner of
                                                          StockVal, Inc. (November
                                                          1992 to June 1997) and a
                                                          Partner and Director of
                                                          the law firm of Streich
                                                          Lang, P.A. (1972 to 1993).

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                             TERM OF                                    NUMBER OF
                                            OFFICE AND          PRINCIPAL             PORTFOLIOS IN             OTHER
                                POSITION(S) LENGTH OF         OCCUPATION(S)            FUND COMPLEX         DIRECTORSHIPS
    NAME, ADDRESS               HELD WITH     TIME             DURING THE                OVERSEEN              HELD BY
       AND AGE                     FUND      SERVED          PAST FIVE YEARS            BY TRUSTEE             TRUSTEE
       -------                     ----      ------          ---------------            ----------             -------
David W.C. Putnam                 Trustee    October      President and Director of         104        Mr. Putnam is a Trustee of
7337 E. Doubletree Ranch Rd.                 1999 to      F.L. Putnam Securities                       GCG Trust (February 2002 to
Scottsdale, AZ 85258                         Present      Company, Inc. and its                        present); Director of F.L.
Born: 1939                                                affiliates. Mr. Putnam is                    Putnam Securities Company,
                                                          also President, Secretary                    Inc. (June 1978 to present);
                                                          and Trustee of The                           F.L. Putnam Investment
                                                          Principled Equity Market                     Management Company (December
                                                          Fund. Mr. Putnam was                         2001 to present); Asian
                                                          formerly a                                   American Bank and Trust
                                                          Director/Trustee of Trust                    Company (June 1992 to
                                                          Realty Corp., Anchor                         present); and Notre Dame
                                                          Investment Trust, Bow                        Health Care Center (1991 to
                                                          Ridge Mining Co., and                        present). He is also a
                                                          each of the funds                            Trustee of The Principled
                                                          managed by Northstar                         Equity Market Fund (November
                                                          Investment Management                        1996 to present);
                                                          Corporation (1994 to                         Progressive Capital
                                                          1999).                                       Accumulation Trust (August
                                                                                                       1998 to present); Anchor
                                                                                                       International Bond Trust
                                                                                                       (December 2000 to present);
                                                                                                       F.L. Putnam Foundation
                                                                                                       (December 2000 to present);
                                                                                                       Mercy Endowment Foundation
                                                                                                       (1995 to present); and an
                                                                                                       Honorary Trustee of Mercy
                                                                                                       Hospital (1973 to present).

Blaine E. Rieke                   Trustee    February     General Partner of                104        Mr. Rieke is a
7337 E. Doubletree Ranch Rd.                 2001 to      Huntington Partners, an                      Director/Trustee of the
Scottsdale, AZ 85258                         Present      investment partnership                       Morgan Chase Trust Co.
Born: 1933                                                (1997 to present). Mr.                       (January 1998 to present)
                                                          Rieke was formerly                           and the GCG Trust (February
                                                          Chairman and Chief                           2002 to present).
                                                          Executive Officer of
                                                          Firstar Trust Company
                                                          (1973 to 1996). Mr. Rieke
                                                          was formerly the
                                                          Chairman of the Board
                                                          and a Trustee of each of
                                                          the funds managed by
                                                          ING Investment
                                                          Management Co. LLC.
                                                          (1998 to 2001).

Roger B. Vincent                  Trustee    February     President of Springwell          104        Mr. Vincent is a Trustee of
7337 E. Doubletree Ranch Rd.                 2002 to      Corporation, a corporate                    the GCG Trust (1994 to
Scottsdale, AZ 85258                         Present      advisory firm (1989 to                      present) and a Director of
Born: 1945                                                present). Mr. Vincent was                   AmeriGas Propane, Inc.
                                                          formerly a Director of                      (1998 to present).
                                                          Tatham Offshore, Inc.
                                                          (1996 to 2000) and
                                                          Petrolane, Inc. (1993 to
                                                          1995).

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                             TERM OF                                    NUMBER OF
                                            OFFICE AND          PRINCIPAL             PORTFOLIOS IN             OTHER
                                POSITION(S) LENGTH OF         OCCUPATION(S)            FUND COMPLEX         DIRECTORSHIPS
    NAME, ADDRESS               HELD WITH     TIME             DURING THE                OVERSEEN              HELD BY
       AND AGE                     FUND      SERVED          PAST FIVE YEARS            BY TRUSTEE             TRUSTEE
       -------                     ----      ------          ---------------            ----------             -------
Richard A. Wedemeyer              Trustee    February     Vice President -- Finance         104        Mr. Wedemeyer is a Trustee
7337 E. Doubletree Ranch Rd.                 2001 to      and Administration -- of                     of Touchstone Consulting
Scottsdale, AZ 85258                         Present      the Channel Corporation,                     Group (1997 to present) and
Born: 1936                                                an importer of specialty                     the GCG Trust (February
Interested Trustees:                                      alloy aluminum products                      2002 to present).
                                                          (1996 to present). Mr.
                                                          Wedemeyer was
                                                          formerly Vice President
                                                          -- Finance and
                                                          Administration -- of
                                                          Performance Advantage,
                                                          Inc., a provider of
                                                          training and consultation
                                                          services (1992 to 1996),
                                                          and Vice President --
                                                          Operations and
                                                          Administration of Jim
                                                          Henson Productions
                                                          (1979 to 1997). Mr.
                                                          Wedemeyer was a
                                                          Trustee of each of the
                                                          funds managed by ING
                                                          Investment Management
                                                          Co. LLC. (1998 to 2001).

R. Glenn Hilliard(1)              Trustee    February     Chairman and CEO of               104        Mr. Hilliard is a Trustee of
ING Americas                                 2002 to      ING Americas and a                           the GCC Trust (February
5780 Powers Ferry Road, NW                   Present      member of its Americas                       2002 to present). Mr.
Atlanta, GA 30327                                         Executive Committee                          Hilliard also serves as a
Born: 1943                                                (1999 to present). Mr.                       member of the Board of
                                                          Hilliard was formerly                        Directors of the Clemson
                                                          Chairman and CEO of                          University Foundation, the
                                                          ING North America,                           Board of Councilors for the
                                                          encompassing the U.S.,                       Carter Center, a Trustee of
                                                          Mexico and Canada                            the Woodruff Arts Center
                                                          regions (1994 to 1999).                      and also on the Board of
                                                                                                       Directors for the High
                                                                                                       Museum of Art.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                             TERM OF                                    NUMBER OF
                                            OFFICE AND          PRINCIPAL             PORTFOLIOS IN             OTHER
                                POSITION(S) LENGTH OF         OCCUPATION(S)            FUND COMPLEX         DIRECTORSHIPS
    NAME, ADDRESS               HELD WITH     TIME             DURING THE                OVERSEEN              HELD BY
       AND AGE                     FUND      SERVED          PAST FIVE YEARS            BY TRUSTEE             TRUSTEE
       -------                     ----      ------          ---------------            ----------             -------
Thomas J. McInerney(2)            Trustee    February     Chief Executive Officer,          158        Mr. McInerney serves as a
7337 E. Doubletree Ranch Rd.                 2001 to      ING U.S. Financial                           Director/Trustee of Aeltus
Scottsdale, AZ 85258                         Present      Services (October 2001 to                    Investment Management, Inc.
Born: 1956                                                present); President, Chief                   (1997 to present); each of
                                                          Executive Officer, and                       the Aetna Funds (April 2002
                                                          Director of Northern Life                    to present); Ameribest Life
                                                          Insurance Company                            Insurance Co. (2001 to
                                                          (2001 to present); and                       present); Equitable Life
                                                          President and Director of                    Insurance Co. (2001 to
                                                          Aetna Life Insurance and                     present); First Columbine
                                                          Annuity Company (1997                        Life Insurance Co. (2001 to
                                                          to present), Aetna                           present); Golden American
                                                          Retirement Holdings, Inc.                    Life Insurance Co. (2001 to
                                                          (1997 to present), Aetna                     present); Life Insurance
                                                          Investment Adviser                           Company of Georgia (2001 to
                                                          Holding Co. (2000 to                         present); Midwestern United
                                                          present), and Aetna                          Life Insurance Co. (2001 to
                                                          Retail Holding Company                       present); ReliaStar Life
                                                          (2000 to present). Mr.                       Insurance Co. (2001 to
                                                          McInerney was formerly                       present); Security Life of
                                                          General Manager and                          Denver (2001 to present);
                                                          Chief Executive Officer                      Security Connecticut Life
                                                          of ING Worksite Division                     Insurance Co. (2001 to
                                                          (since December 2000 to                      present); Southland Life
                                                          October 2001); President                     Insurance Co. (2001 to
                                                          of Aetna Financial                           present); USG Annuity and
                                                          Services (August 1997 to                     Life Company (2001 to
                                                          December 2000); Head of                      present); United Life and
                                                          National Accounts and                        Annuity Insurance Co. Inc
                                                          Core Sales and                               (2001 to present); and the
                                                          Marketing for Aetna U.S.                     GCG Trust (February 2002 to
                                                          Healthcare (April 1996 to                    present). Mr. McInerney is a
                                                          March 1997).                                 member of the Board of the
                                                                                                       National Commission on
                                                                                                       Retirement Policy, the
                                                                                                       Governor's Council on
                                                                                                       Economic Competitiveness and
                                                                                                       Technology of Connecticut,
                                                                                                       the Board of Directors of
                                                                                                       the Connecticut Business and
                                                                                                       Industry Association, the
                                                                                                       Board of Trustees of the
                                                                                                       Bushnell, the Board for the
                                                                                                       Connecticut Forum, and the
                                                                                                       Board of the Metro Hartford
                                                                                                       Chamber of Commerce, and is
                                                                                                       Chairman of Concerned
                                                                                                       Citizens for Effective
                                                                                                       Government.

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                             TERM OF                                    NUMBER OF
                                            OFFICE AND          PRINCIPAL             PORTFOLIOS IN             OTHER
                                POSITION(S) LENGTH OF         OCCUPATION(S)            FUND COMPLEX         DIRECTORSHIPS
    NAME, ADDRESS               HELD WITH     TIME             DURING THE                OVERSEEN              HELD BY
       AND AGE                     FUND      SERVED          PAST FIVE YEARS            BY TRUSTEE             TRUSTEE
       -------                     ----      ------          ---------------            ----------             -------
John G. Turner(3)                 Chairman   October      President, Turner                 104        Mr. Turner serves as a
7337 E. Doubletree Ranch Rd.      and        1999 to      Investment Company (since                    member of the Board of the
Scottsdale, AZ 85258              Trustee    Present      January 2002). Mr. Turner                    GCG Trust. Mr. Turner also
Born: 1939                                                was formerly Vice Chairman                   serves as a Director of the
                                                          of ING Americas (2000 to                     Hormel Foods Corporation
                                                          2001); Chairman and Chief                    (May 2000 to present),
                                                          Executive Officer of                         Shopko Stores, Inc. (August
                                                          ReliaStar Financial Corp.                    1999 to present), and M.A.
                                                          and ReliaStar Life                           Mortenson Co. (March 2002 to
                                                          Insurance Company (1993 to                   present).
                                                          2000); Chairman of
                                                          ReliaStar United Services
                                                          Life Insurance Company
                                                          (1995 to 1998); Chairman
                                                          of ReliaStar Life
                                                          Insurance Company of New
                                                          York (1995 to 2001);
                                                          Chairman of Northern Life
                                                          Insurance Company (1992 to
                                                          2000); Chairman and
                                                          Director/Trustee of the
                                                          Northstar affiliated
                                                          investment companies (1993
                                                          to 2001) and Director,
                                                          Northstar Investment
                                                          Management Corporation and
                                                          its affiliates (1993 to
                                                          1999).

----------
(1) Mr. Hilliard is an "interested person", as defined by the Investment Company Act of 1940, as amended (the "1940 Act"), because of his relationship with ING Americas, an affiliate of ING Investments, LLC.
(2) Mr. McInerney is an "interested person", as defined by the 1940 Act, because of his affiliation with ING U.S. Worksite Financial Services, an affiliate of ING Investments, LLC.
(3) Mr. Turner is an "interested person", as defined by the 1940 Act, because of his former affiliation with ING Americas, an affiliate of ING Investments, LLC.

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                           TERM OF OFFICE                     OCCUPATION(S)
         NAME, ADDRESS                POSITION(S)          AND LENGTH OF                        DURING THE
            AND AGE                 HELD WITH FUND          TIME SERVED                      PAST FIVE YEARS
            -------                 --------------          -----------                      ---------------
Officers:
James M. Hennessy                President, Chief       March 2002 to         President and Chief Executive Officer of
7337 E. Doubletree Ranch Rd.     Executive Officer,     Present (for the      ING Capital Corporation, LLC, ING Funds
Scottsdale, AZ 85258             and Chief              ING Funds)            Services, LLC, ING Advisors, Inc., ING
Born: 1949                       Operating Officer                            Investments, LLC, Lexington Funds
                                                                              Distributor, Inc., Express America T.C. Inc.
                                 President, Chief       February 2001 to      and EAMC Liquidation Corp. (since
                                 Executive Officer,     March 2002 (for       December 2001); Executive Vice
                                 and Chief              the Pilgrim Funds)    President and Chief Operating Officer of
                                 Operating Officer                            ING Funds Distributor, LLC (since June
                                                                              2000). Formerly, Executive Vice President
                                 Chief Operating        June 2000 to          and Chief Operating Officer of ING
                                 Officer                February 2001 (for    Quantitative Management, Inc. (October
                                                        the Pilgrim Funds)    2001 to September 2002); Senior
                                                                              Executive Vice President (June 2000 to
                                                                              December 2000) and Secretary (April
                                                                              1995 to December 2000) of ING Capital
                                                                              Corporation, LLC, ING Funds Services,
                                                                              LLC, ING Investments, LLC, ING Advisors,
                                                                              Inc., Express America T.C. Inc., and EAMC
                                                                              Liquidation Corp.; and Executive Vice
                                                                              President, ING Capital Corporation, LLC
                                                                              and its affiliates (May 1998 to June 2000)
                                                                              and Senior Vice President, ING Capital
                                                                              Corporation, LLC and its affiliates (April
                                                                              1995 to April 1998).

Stanley D. Vyner                 Executive Vice         March 2002 to         Executive Vice President of ING Advisors,
7337 E. Doubletree Ranch Rd.     President              Present (for the      Inc. and ING Investments, LLC (since July
Scottsdale, Arizona 85258                               ING Funds)            2000) and Chief Investment Officer of
Born: 1950                                                                    the International Portfolios, ING
                                 Executive Vice         July 1996 to March    Investments, LLC (since July 1996).
                                 President              2002 (for the         Formerly, President and Chief Executive
                                                        international         Officer of ING Investments, LLC (August
                                                        portfolios of the     1996 to August 2000).
                                                        Pilgrim Funds)

Mary Lisanti                     Executive Vice         March 2002 to         Executive Vice President of ING
7337 E. Doubletree Ranch Rd.     President              Present (for the      Investments, LLC and ING Advisors, Inc.
Scottsdale, AZ 85258                                    ING Funds)            (since November 1999); Chief Investment
Born: 1956                                                                    Officer of the Domestic Equity Portfolios,
                                 Executive Vice         May 1998 to           ING Investments, LLC (since 1999).
                                 President              March 2002 (for       Formerly, Executive Vice President of ING
                                                        the domestic          Quantitative Management, Inc. (July
                                                        equity portfolios     2000 to September 2002); Executive Vice
                                                        of the Pilgrim        President and Chief Investment Officer
                                                        Funds)                for the Domestic Equity Portfolios of
                                                                              Northstar Investment Management Corporation,
                                                                              whose name changed to Pilgrim Advisors, Inc.
                                                                              and subsequently became part of ING
                                                                              Investments, LLC (May 1998 to October 1999);
                                                                              Portfolio Manager with Strong Capital
                                                                              Management (May 1996 to 1998); a Managing
                                                                              Director and Head of Small- and
                                                                              Mid-Capitalization Equity Strategies at
                                                                              Bankers Trust Corp. (1993 to 1996).

                   TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                           TERM OF OFFICE                     OCCUPATION(S)
         NAME, ADDRESS                POSITION(S)          AND LENGTH OF                        DURING THE
            AND AGE                 HELD WITH FUND          TIME SERVED                      PAST FIVE YEARS
            -------                 --------------          -----------                      ---------------
Michael J. Roland                Chief Financial        December 2002 to        Executive Vice President, Chief Financial
7337 E. Doubletree Ranch Rd.     Officer                Present (for IPI        Officer and Treasurer of ING Funds
Scottsdale, AZ 85258                                    Funds)                  Services, LLC, ING Funds Distributor, LLC,
Born: 1958                                                                      ING Advisors, Inc., ING Investments, LLC
                                 Executive Vice         March 2002 to           (December 2001 to present), Lexington
                                 President,             Present (for the        Funds Distributor, Inc., Express America
                                 Assistant Secretary    ING Funds)              T.C. Inc. and EAMC Liquidation Corp.
                                 and Principal                                  (since December 2001). Formerly,
                                 Financial Officer                              Executive Vice President, Chief Financial
                                                                                Officer and Treasurer of ING
                                 Senior Vice            June 1998 to            Quantitative Management, Inc.
                                 President and          March 2002 (for         (December 2001 to October 2002); Senior
                                 Principal Financial    the Pilgrim Funds)      Vice President, ING Funds Services, LLC,
                                 Officer                                        ING Investments, LLC, and ING Funds
                                                                                Distributor, LLC (June 1998 to December
                                                                                2001) and Chief Financial Officer of
                                                                                Endeavor Group (April 1997 to June 1998).

Robert S. Naka                   Senior Vice            March 2002 to           Senior Vice President and Assistant
7337 E. Doubletree Ranch Rd.     President and          Present (for the        Secretary of ING Funds Services, LLC, ING
Scottsdale, AZ 85258             Assistant Secretary    ING Funds)              Funds Distributor, LLC, ING Advisors, Inc.,
Born: 1963                                                                      ING Investments, LLC (October 2001 to
                                 Senior Vice            November 1999 to        present) and Lexington Funds
                                 President and          March 2002 (for         Distributor, Inc. (since December 2001).
                                 Assistant Secretary    the Pilgrim Funds)      Formerly, Senior Vice President and
                                                                                Assistant Secretary for ING Quantitative
                                 Assistant Secretary    July 1996 to            Management, Inc. (October 2001 to
                                                        November 1999           October 2002); Vice President, ING
                                                        (for the Pilgrim        Investments, LLC (April 1997 to October
                                                        Funds)                  1999), ING Funds Services, LLC (February
                                                                                1997 to August 1999) and Assistant Vice
                                                                                President, ING Funds Services, LLC (August
                                                                                1995 to February 1997).

Robyn L. Ichilov                 Vice President and     March 2002 to           Vice President of ING Funds Services, LLC
7337 E. Doubletree Ranch Rd.     Treasurer              Present (for the        (since October 2001) and ING
Scottsdale, AZ 85258                                    ING Funds)              Investments, LLC (since August 1997);
Born: 1967                                                                      Accounting Manager, ING Investments,
                                 Vice President and     May 1998 to             LLC (since November 1995).
                                 Treasurer              March 2002 (for
                                                        the Pilgrim Funds)

                                 Vice President         November 1997 to
                                                        May 1998 (for the
                                                        Pilgrim Funds)

Kimberly A. Anderson             Vice President and     March 2002 to           Vice President and Assistant Secretary of
7337 E. Doubletree Ranch Rd.     Secretary              Present (for the        ING Funds Services, LLC, ING Funds
Scottsdale, AZ 85258                                    ING Funds)              Distributor, LLC, ING Advisors, Inc., ING
Born: 1964                                                                      Investments, LLC (since October 2001)
                                                        February 2001 to        and Lexington Funds Distributor, Inc.
                                                        March 2002 (for         (since December 2001). Formerly, Vice
                                                        the Pilgrim Funds)      President for ING Quantitative
                                                                                Management, Inc. (October 2001 to October
                                                                                2002); Assistant Vice President of ING Funds
                                                                                Services, LLC (November 1999 to January
                                                                                2001) and has held various other positions
                                                                                with ING Funds Services, LLC for more than
                                                                                the last five years.

Todd Modic                       Assistant Vice         April 2002 to           Director of Financial Reporting of ING
7337 E. Doubletree Ranch Rd.     President              Present (for the        Investments, LLC (since March 2001).
Scottsdale, AZ 85258                                    ING Funds)              Formerly, Director of Financial Reporting,
Born: 1967                                                                      Axient Communications, Inc. (May 2000
                                                        March 2002 to           to January 2001) and Director of
                                                        Present (for            Finance, Rural/Metro Corporation (March
                                                        certain ING Funds)      1995 to May 2000).
                                                        August 2001 to
                                                        March 2002 (for
                                                        the Pilgrim Funds)

                  TRUSTEE AND OFFICER INFORMATION (Unaudited)
--------------------------------------------------------------------------------

                                                                                                PRINCIPAL
                                                           TERM OF OFFICE                     OCCUPATION(S)
         NAME, ADDRESS                POSITION(S)          AND LENGTH OF                        DURING THE
            AND AGE                 HELD WITH FUND          TIME SERVED                      PAST FIVE YEARS
            -------                 --------------          -----------                      ---------------
Maria M. Anderson                Assistant Vice         April 2002 to         Assistant Vice President of ING Funds
7337 E. Doubletree Ranch Rd.     President              Present (for the      Services, LLC (since October 2001).
Scottsdale, AZ 85258                                    ING Funds)            Formerly, Manager of Fund Accounting
Born: 1958                                                                    and Fund Compliance, ING Investments,
                                                        March 2002 to         LLC (September 1999 to November
                                                        Present (for          2001); Section Manager of Fund
                                                        certain ING Funds)    Accounting, Stein Roe Mutual Funds
                                                                              (July 1998 to August 1999); and Financial
                                                        August 2001 to        Reporting Analyst, Stein Roe Mutual
                                                        March 2002 (for       Funds (August 1997 to July 1998).
                                                        the Pilgrim Funds)

INVESTMENT MANAGER
ING Investments, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

DISTRIBUTOR
ING Funds Distributor, LLC
7337 E. Doubletree Ranch Road
Scottsdale, Arizona 85258

TRANSFER AGENT
DST Systems, Inc.
P.O. Box 219368
Kansas City, Missouri 64141-6368

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

LEGAL COUNSEL
Dechert
1775 Eye Street, N.W.
Washington, D.C. 20006

INDEPENDENT AUDITORS
KPMG LLP
99 High Street
Boston, MA 02110-2371

Prospectus containing more complete information regarding the Trust, including charges and expenses, may be obtained by calling ING Variable Annuities' Customer Service Desk at 1-800-366-0066. Please read the prospectus carefully before you invest or send money.

[LION LOGO]
 ING FUNDS                                                   VPWGAR  1202-021803

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEMS 4-8. [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a)  Not applicable.

(b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(a) The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.CERT.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as a part of EX-99.CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ING Variable Insurance Trust


By /s/ James M. Hennessy
   -------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date March 3, 2003

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ James M. Hennessy
   -------------------------------------
   James M. Hennessy
   President and Chief Executive Officer

Date March 3, 2003


By /s/ Michael J. Roland
   -------------------------------------
   Michael J. Roland
   Executive Vice President and
   Chief Financial Officer

Date March 3, 2003